Exhibit 10.1

Performance Options

INTEL CORPORATION

2021 INDUCEMENT PLAN

FIRST AMENDMENT TO

OPTION AGREEMENT

(for Time- and Performance-Vesting Options)

This First Amendment (this “Amendment”) to the Option Agreement by and between Patrick Gelsinger (“you”) and Intel Corporation (the “Corporation”), effective as of February 15, 2021 (the “Award Agreement”), is made by and between you and the Corporation, effective as of November 18, 2022 (the “Amendment Effective Date”). Capitalized terms contained herein but not defined herein shall have the meanings ascribed to them in the 2021 Inducement Plan or Award Agreement, as the case may be.

WHEREAS, you were granted an Option pursuant to the terms of the Award Agreement; and

WHEREAS, you and the Corporation have agreed to amend and modify certain terms of the Award Agreement as provided herein, with the understanding that all other provisions of the Award Agreement shall remain unchanged.

NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein and for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto, each intending to be legally bound hereby, agree to amend the Award Agreement, effective as of the Amendment Effective Date, as follows:

1.         Increase of Performance Vesting Hurdle.

(a)	Section 4(b) of the Award Agreement is hereby amended by replacing “thirty percent (30%)” with “fifty percent (50%)”.

2.         Increase to Stock Price Performance Hurdle Measurement Period.

(a)	Section 4(b) of the Award Agreement is hereby amended by replacing all references to “thirty (30) consecutive trading days” with “ninety (90) consecutive calendar days”.

(b)	Section 10 of the Award Agreement is hereby amended by replacing the reference to “thirty (30) consecutive trading days” with “ninety (90) consecutive calendar days”.

3.         Miscellaneous. The Award Agreement shall remain unchanged and in full force and effect other than as provided in this Amendment. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware (without regard to conflicts of law).

Performance Options

4.         Counterparts. This Amendment may be executed in counterparts, each one of which shall be deemed an original and all of which together shall constitute one and the same Amendment.

[Signature Page Follows]

Performance Options

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and effective as of the Amendment Effective Date.

INTEL CORPORATION

/s/ Dion Weisler
By: Dion Weisler
Chair, Compensation Committee

Acknowledged and Agreed to by:

/s/ Patrick Gelsinger
Patrick Gelsinger

November 18, 2022
Date